UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2021

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CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)

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Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144

(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

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(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRY	NYSE

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5	Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders

At CryoLife, Inc.’s (the “Company” or “CryoLife”) 2021 Annual Meeting of Stockholders held on May 19, 2021 (the “Annual Meeting”), CryoLife’s stockholders elected each individual that was nominated for election as director of the Company to serve until the next annual meeting or until their successors are elected and have been qualified. The stockholders also (i) approved, by non-binding vote, the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, and (ii) ratified the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2021.

The final results of the voting on each matter of business at the 2021 Annual Meeting are as follows:

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Thomas F. Ackerman	29,020,959	965,344	2,773,817
Daniel J. Bevevino	28,840,886	1,145,417	2,773,817
Marna P. Borgstrom	29,921,936	64,367	2,773,817
James W. Bullock	29,029,735	956,568	2,773,817
Jeffrey H. Burbank	28,107,926	1,878,377	2,773,817
J. Patrick Mackin	29,570,916	415,387	2,773,817
Ronald D. McCall, Esq.	27,774,336	2,211,967	2,773,817
Harvey Morgan	29,339,020	647,283	2,773,817
Jon W. Salveson	28,325,916	1,660,387	2,773,817

Approval, by non-binding vote of the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
28,793,763	960,132	232,408	2,773,817

Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2021.

Votes For	Votes Against	Votes Abstain
32,660,019	69,512	30,589

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2021

CRYOLIFE, INC.

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer